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                                                                    EXHIBIT 10.6

                    THIRD SUPPLEMENTAL INVESTMENT AGREEMENT


     THIS THIRD SUPPLEMENTAL INVESTMENT AGREEMENT (this "Agreement") is made and entered into as of December 6, 1994, by and between Property Trust of America, a Maryland real estate investment trust (the "Company"), and Security Capital Realty Incorporated, a Maryland corporation (the "Purchaser").

     WHEREAS, the parties hereto have entered into a Supplemental Investment Agreement dated as of October 1, 1991 and a Second Supplemental Investment Agreement dated as of December 7, 1993; and

     WHEREAS, the Purchaser desires to purchase additional common shares of beneficial interest, $1.00 par value per share, of the Company (the "Shares") in the Company's proposed subscription offering; and

     WHEREAS, the Purchaser is willing to purchase such Shares upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual representations, warranties and agreements contained herein, the parties hereto agree as follows:

     1. Purchase of Shares. Subject to the terms and conditions set forth herein, the Purchaser agrees to subscribe for and purchase a minimum of $50 million of Shares in the Company's proposed subscription offering (the "Offering"), the closing of which will occur simultaneously with, and will be conditioned upon, the closing of the proposed merger of Security Capital Pacific Incorporated with and into the Company; provided, however, that the $50 million minimum purchase amount of the Purchaser shall be reduced by one dollar for each dollar of subscriptions that the Company receives from parties other than the Purchaser in the Offering.

     2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

          (a) Due Organization and Qualification. The Company is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with full power to own its properties and to conduct its business as now conducted. The Company is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where the failure to so qualify will not have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (b) Authorization. The Company has the requisite power to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly authorized,
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executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles and except as the enforceability of rights to indemnification or contribution hereunder may be limited by applicable federal or state securities laws or rules. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor compliance with the terms, conditions or provisions of this Agreement will result in a violation or breach of any of the terms, conditions or provisions of the Company's Restated Declaration of Trust, as amended and supplemented (the "Declaration of Trust"), or bylaws or any material agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, or constitute a default or create a right of termination or acceleration thereunder, or result in the creation or imposition of any security interest, mortgage, lien, charge or encumbrance of any nature whatsoever upon the Company or any of its properties or assets, which in any such case would have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (c) Issuance. The Shares, when sold and delivered by the Company to the Purchaser pursuant to this Agreement, will be duly authorized, validly issued and, when paid for, will be fully paid and, except as described in the prospectus supplement relating to the Offering, nonassessable.

     3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

          (a) Due Organization. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with full power to own its properties and to conduct its business as now conducted.

          (b) Authorization. The Purchaser has the requisite power to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles and except as the enforceability of rights to indemnification or contribution hereunder may be limited by applicable federal or state securities laws or rules. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor compliance with the terms, conditions or provisions of this Agreement will result in a violation or breach of any of the terms, conditions or provisions of the Purchaser's charter or bylaws.

     4. Conditions to the Obligations of the Company. The obligations of the Company under this Agreement are subject to the fulfillment of each of the following conditions:

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          (a) Representations and Warranties.  The representations and warranties in this Agreement made by the Purchaser shall be true in all material respects on the date hereof.

          (b) Performance. The Purchaser shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by the Purchaser.

          (c) Merger Closing. The merger of Security Capital Pacific Incorporated with and into the Company shall have occurred simultaneously with the closing of the Offering.

     5. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser under this Agreement are subject to the fulfillment of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties in this Agreement made by the Company shall be true in all material respects on the date hereof.

          (b) Performance. The Company shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by the Company.

          (c) Merger Closing. The merger of Security Capital Pacific Incorporated with and into the Company shall have occurred simultaneously with the closing of the Offering.

          (d) Offering. The Shares shall have been offered and sold in the Offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") and a prospectus supplement specifically relating to the Offering. The Offering shall have complied in all material respects with the Securities Act and all applicable rules and regulations of the Securities and Exchange Commission (the "Commission") and all applicable state securities laws.

          (e) Listing on NYSE. The Shares to be sold to the Purchaser in the Offering shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

          (f) Material Adverse Change. There shall not have occurred since the date hereof any material adverse change in the business, properties or financial condition of the Company not caused by any action of the Purchaser or any of its affiliates (other than the Company).

     6.   Registration Rights.

          (a) Demand. If at any time after the second anniversary of the date of this Agreement, the Purchaser is unable to sell any of its Registrable Securities (as hereinafter

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defined) pursuant to Rule 144 under the Securities Act for any reason (including the volume and holding period limitations) the Purchaser may request one registration of all or any part of its Registrable Securities pursuant to Rule 415 under the Securities Act by delivering written notice to the Company specifying the number of Registrable Securities that the Purchaser desires to sell and the Company shall use its reasonable efforts to effect the registration of such Registrable Securities under the Securities Act.

          (b) Registration Procedures. If and whenever the Company is required by any of the provisions of this Section 6 to use its reasonable efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

              (i) prepare and file with the Commission a registration statement with respect to such securities and use its reasonable efforts to cause such registration statement to become effective and remain effective for as long as shall be necessary to complete the distribution of at least 90% of the Registrable Securities so registered;

              (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as shall be necessary to complete the distribution of at least 90% of the Registrable Securities so registered and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Purchaser shall desire to sell or otherwise dispose of Registrable Securities within such period;

              (iii) furnish to the Purchaser such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement, including any preliminary prospectus, and any amendment or supplement thereto, and such other documents, as the Purchaser may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities owned by the Purchaser;

              (iv) use its reasonable efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as the Purchaser may reasonably request, and do any and all other acts and things reasonably requested by the Purchaser to assist the Purchaser to consummate the public sale or other disposition in such jurisdictions of the Registrable Securities owned by the Purchaser, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

              (v) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering a period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration

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statement, which earning statement shall satisfy the provisions of Section 11(a)
of the Securities Act; and

              (vi) notify the Purchaser, at any time when a prospectus is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (c) Company's Ability to Postpone. The Company shall have the right to postpone the filing of a registration statement under this Section 6 for a reasonable period of time (not exceeding 60 days) if the Company furnishes the Purchaser with a certificate signed by the Chairman of the Board or the President of the Company stating that, in its good faith judgment, the Company's Board of Trustees has determined that effecting the registration at such time would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information not otherwise required to be disclosed at such time, the public disclosure of which would have a material adverse effect upon the Company.

          (d) Expenses.

              (i) Except as set forth in Section 6(d)(ii), all expenses incurred in the registration of Registrable Securities under this Agreement shall be paid by the Purchaser. The expenses shall include, without limitation, the expenses of preparing the registration statement and the prospectus used in connection therewith and any amendment or supplement thereto, printing and photocopying expenses, fees and disbursements of the Purchaser's counsel, all registration and filing fees under federal and state securities laws, and expenses of complying with the securities laws of any jurisdictions.

              (ii) The Company shall pay the expenses of any audits to which the Company shall agree and that shall be necessary to comply with government requirements in connection with such registration.

          (e) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 6:

              (i) Indemnity by Company. Without limitation of any other indemnity provided to the Purchaser, to the extent permitted by law, the Company will indemnify and hold harmless the Purchaser and its officers and directors and each individual, partnership, corporation, trust or unincorporated organization (a "Person") if any, who controls the Purchaser (within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act")), against any losses, claims, damages, liabilities and expenses (joint or

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several) to which they may become subject under the Securities Act, the Exchange
Act or any other federal or state law, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations
(collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in any registration statement (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company will reimburse the Purchaser and its officers and directors and any controlling person thereof for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability, expense or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Purchaser or any officer, director or controlling person thereof.

              (ii) Indemnity by the Purchaser. In connection with any registration statement in which the Purchaser is participating, the Purchaser will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its trustees and officers and each Person who controls the Company (within the meaning of the Securities Act or Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any Violation, but only to the extent that such Violation is contained in any information or affidavit so furnished in writing by the Purchaser; provided, that the obligation to indemnify will be several and not joint and several with any other Person and will be limited to the net amount received by the Purchaser from the sale of securities pursuant to such registration statement.

              (iii) Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section 6(e) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 6(e), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due

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to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 6(e) only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Section 6(e).

              (iv)  Contribution. If the indemnification provided for in this
Section 6(e) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount the Purchaser shall be obligated to contribute pursuant to this Section 6(e)(iv) shall be limited to an amount equal to the proceeds to the Purchaser of the securities sold pursuant to the registration statement that gives rise to such obligation to contribute (less the aggregate amount of any damages that the Purchaser has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such securities).

              (v)   Survival of Indemnity. The indemnification provided by this
Section 6(e) shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this Agreement.

          (f) Limitations on Registration Rights.

              (i) The Company shall not, without the prior written consent of the Purchaser include in any registration in which the Purchaser has a right to participate pursuant to this Agreement any securities of any Person other than the Purchaser.

              (ii) The Purchaser shall not, without the prior written consent of the Company, effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of securities of the Company during any period commencing 30 days prior to (or

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such later date as the Purchaser is first notified or otherwise aware of the filing or proposed filing of a registration statement) and ending 60 days after the effective date of any registration statement filed by the Company on behalf of any Person (including the Company), other than a registration statement on Form S-8 or any successor form.

          (g) Registrable Security. The term Registrable Security means (i) any Shares issued to the Purchaser pursuant to the terms of this Agreement and (ii) any Shares or other securities that may subsequently be issued with respect to such Shares as a result of a stock split or dividend or any sale, transfer, assignment or other transaction by the Company involving the Shares and any securities into which the Shares may thereafter be changed as a result of merger, consolidation, recapitalization or otherwise. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been resold to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act.

          (h) Assignment. The Purchaser may assign without the consent of the Company its rights under this Section 6 with respect to any Registrable Securities to any party to whom it pledges, assigns or hypothecates such Registrable Securities.

     7. Rule 144. In order to permit the Purchaser to sell the Registrable Securities it holds, if it so desires, from time to time pursuant to Rule 144 under the Securities Act, or any successor to such rule, the Company shall keep available adequate current public information and file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act.

     8.   Miscellaneous.

          (a) Survival of Representations, Warranties and Agreements. All representations, warranties and agreements contained herein shall survive the execution of this Agreement and shall remain in full force and effect following the consummation of the sale and purchase of the Shares.

          (b) Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors, assigns and affiliates, but shall not be assignable by any party hereto without the prior written consent of the other party hereto, except as set forth in Section 6(h).

          (c) Notices. Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be given by delivery, by telex, telecopier or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

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          If to the Company:

          Property Trust of America
          7777 Market Center Avenue
          El Paso, Texas  79912
          Attention:  Paul E. Szurek
          Facsimile:  (915) 877-3301

          If to the Purchaser:

          Security Capital Realty Incorporated
          7777 Market Center Avenue
          El Paso, Texas  79912
          Attention:  Paul E. Szurek
          Facsimile:  (915) 877-3301

or to such other address with respect to a party as such party shall notify the other in writing.

          (d) Amendment. This Agreement may be amended only by a writing duly executed by both the Company and the Purchaser.

          (e) Severability. Insofar as is possible, each provision of this Agreement shall be interpreted so as to render it valid and enforceable under applicable law and severable from the remainder of this Agreement. A finding that any such provision is invalid or unenforceable in any jurisdiction shall not affect the validity or enforceability of any other provision or the validity or enforceability of such provision under the laws of any other jurisdiction.

          (f) Captions. The Section and Paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

          (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

          (h) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Maryland.

          (i) Limitation of Liability. Under the terms of the Declaration of Trust, all persons dealing with the Company shall look solely to the Company property for satisfaction of claims of any nature, and no trustee, officer, agent or shareholder of the Company shall be held liable to any person in tort, contract or otherwise as a result of the execution and delivery of this Agreement by the Company.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

                                 PROPERTY TRUST OF AMERICA


                                 By:    /s/ Paul E. Szurek
                                    --------------------------
                                 Name:   Paul E. Szurek
                                      ------------------------
                                 Title:  Secretary
                                       ----------------------



                                 SECURITY CAPITAL REALTY INCORPORATED


                                 By:   /s/ Anthony R. Manno
                                    --------------------------
                                 Name:   Anthony R. Manno
                                      ------------------------
                                 Title:  Managing Director
                                       -----------------------


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